EXHIBIT 99(ii)

ADVANCE TECH (ASIA) LIMITED

INTERIM FINANCIAL STATEMENTS

September 30, 2003

(Stated in US Dollars)

(Unaudited)

                                                      ADVANCE TECH (ASIA) LIMITED
                                                        INTERIM BALANCE SHEETS
                                                 September 30, 2003 and March 31, 2003
                                                        (Stated in US Dollars)
                                                              (Unaudited)

                                                                            September 30,         March 31,
ASSETS                                                                           2003                2003
Current
   Cash                                                                   $             474   $          74,910
   Trade receivables                                                                599,207           1,034,442
   Other receivables                                                                  2,969               2,949
   Prepayment and other deposits                                                    147,542             146,514

                                                                                    750,192           1,258,815
Capital assets                                                                    1,710,913             867,811

                                                                          $       2,461,105   $       2,126,626

LIABILITIES
Current
   Other payables                                                         $          30,249   $          14,033
   Due to a director                                                                 65,145               5,434
   Due to a shareholder                                                                   -              84,579
   Provision for taxes                                                               76,740             108,678
   Current portion of obligation under capital leases                                 6,541              12,264

                                                                                    178,675             224,988
Obligations under capital leases                                                      9,467              12,222
Deferred taxes                                                                      134,264             133,328

                                                                                    322,406             370,538

STOCKHOLDERS' EQUITY
Common stock
   Authorized:
 10,000,000 common shares of $1 each
   Issued and fully paid:
        622 shares (March 31, 2002:  122 shares)                                        622                 122
Paid-in capital                                                                     663,711             535,994
Foreign exchange adjustment                                                          15,892                 486
Retained earnings                                                                 1,458,474           1,219,486

                                                                                  2,138,699           1,756,088

                                                                          $       2,461,105   $       2,126,626

SEE ACCOMPANYING NOTES

ADVANCE TECH (ASIA) LIMITED

STATEMENTS OF OPERATIONS

for the six months September 30, 2003 and 2002

(Stated in US Dollars)

(Unaudited)

                                                                                 2003                2002
Revenue
   Hardware and software sales                                            $         655,743   $       1,926,772
   Cost of sales                                                             (225,118)     (28,536)

   Gross margin                                                                     430,625           1,898,236
   System integration sales                                                          16,164              31,793
   Interest income                                                                        -                  42

                                                                                    446,789           1,930,071

Expenses
   Selling and distribution costs                                                    26,449             242,988
   Administrative expenses                                                          162,878             273,871
   Amortization expense                                                              16,469              17,834
   Other operating expenses                                                             486               3,877
   Finance costs                                                                      1,519               1,518

                                                                                    207,801             540,088

Income from operation before taxes                                                  238,988           1,389,983
Taxes                                                                                     -                   -

Net income for the period                                                 $         238,988   $       1,389,983

Basic and diluted income per share                                        $           1,165   $          11,880

Weighted average number of common shares outstanding                                    205                 117

SEE ACCOMPANYING NOTES

ADVANCE TECH (ASIA) LIMITED

STATEMENTS OF CASH FLOWS

for the six months ended September 30, 2003 and 2002

(Stated in US Dollars)

(Unaudited)

                                                                               2003               2002
Operating Activities
   Net income for the period from operations                             $        238,988   $      1,389,983
   Adjustment from non-cash items:
     Amortization                                                                 211,825             17,834
   Changes in working capital items:
     Trade receivables                                                            435,237      (366,601)
     Other receivables                                                      (21)             8,974
     Prepayment and other deposits                                          (1,029)     (130,803)
     Trade payables                                                                     -      (16,025)
     Other payables                                                                16,216              8,822
     Provision for taxes                                                    (31,938)                 -

Cash provided by operating activities                                             869,278            912,184

Investing Activity
   Acquisition of capital assets                                            (1,048,835)     (44,583)

Cash used in investing activities                                           (1,048,835)     (44,583)

Financing Activities
   Increase (decrease) in due to a director                                       187,929      (417,614)
   Increase in due from a shareholder                                       (84,579)                 -
   Payment of finance leases                                                (8,649)     (6,239)
   Issuance of common stock                                                             -            407,674

Cash provided by (used in) financing activities                                    94,701      (16,179)

Foreign exchange                                                                   10,420                  -

Net increase (decrease) in cash during the period                           (74,436)           851,422
Cash, beginning of the period                                                      74,910                241

Cash, end of the period                                                  $            474   $        851,663

Supplemental disclosure of cash flow information:
   Cash paid for:
     Interest                                                            $          1,519   $          1,518

     Income taxes                                                        $         32,701   $              -

                                                                                                 .../Cont'd.

SEE ACCOMPANYING NOTES

ADVANCE TECH (ASIA) LIMITED Continued

STATEMENTS OF CASH FLOWS

for the six months ended September 30, 2003 and 2002

(Stated in US Dollars)

(Unaudited)

                                                                               2003               2002
Supplemental disclosure of non-cash investing and financing
 activities:
Shares issued for settlement of debt                                     $    128,217   $            -

SEE ACCOMPANYING NOTES

ADVANCE TECH (ASIA) LIMITED

STATEMENT OF STOCKHOLDERS’ EQUITY

for the six months ended September 30, 2003

(Stated in US Dollars)

(Unaudited)

                                                                                                              Foreign           Retained
                                                            Common Shares                   Paid-in           Exchange          Earnings
                                                      Shares             Amount             Capital          Adjustment         (Deficit)           Totals

Balance, March 31, 2001                                      111    $           111    $       128,331    $             -   $  (303,740)   $  (175,298)
Net income for the year                                        -                  -                  -                  -           796,069            796,069
Foreign currency translation                                   -                  -                  -                486                 -                486

Balance, March 31, 2002                                      111                111            128,331                486           492,329            621,257
Issuance of common shares for cash                            11                 11            407,663                  -                 -            407,674
Net income for the year                                        -                  -                  -                  -           727,157            727,157

Balance, March 31, 2003                                      122                122            535,994                486         1,219,486          1,756,088
Issuance of common shares for debt                           500                500            127,717                  -                 -            128,217
Net income for the period                                      -                  -                  -                  -           238,988            238,988
Foreign currency translation                                   -                  -                  -             15,406                 -             15,406

Balance, September 30, 2003                                  622    $           622    $       663,711    $        15,892   $     1,458,474    $     2,138,699

SEE ACCOMPANYING NOTES

ADVANCED TECH (ASIA) LIMITED

NOTES TO THE FINANCIAL STATEMENTS

September 30, 2003

(Stated in US Dollars)

(Unaudited)

Note 1 Interim Reporting

While the information presented in the accompanying interim six months financial statements is unaudited, it includes all adjustment which are, in the opinion of management, necessary to present fairly the financial position, results of operations and cash flows for the interim periods presented. These interim financial statements follow the same accounting policies and methods of their application as the Company’s March 31, 2003 annual financial statements. All adjustments are of a normal recurring nature. It is suggested that these interim financial statements be read in conjunction with the Company’s March 31, 2003 annual financial statements.

Note 2 Economic Dependence

During the period ended September 30, 2003, two customers accounted for 98% of the Company’s sales with totals of 43% and 55% respectively.

During the period ended September 30, 2002, three customers accounted for 97% of the Company’s sales with totals of 20%, 26% and 57% respectively.

Note 3 Subsequent Event

On November 11, 2003, Investnet, Inc. (“Investnet”), a public company listed for trading on the Over-the-Counter Bulletin Board, entered into an acquisition agreement with the Company whereby Investnet will issue 22,312,500 of its common shares at $0.001 per share in exchange for all the issued and outstanding shares of the Company. This transaction will be accounted for as a reverse acquisition, with the Company being treated as the accounting acquirer.